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                                                                    Exhibit 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Santa Fe Energy Resources, Inc.'s Form S-4 (file No. 333-71595) of our report dated February 10, 1999, included in Snyder Oil Corporation's Annual Report on Form 10-K/A for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

Fort Worth, Texas

March 29, 1999